EXHIBIT 99.1

PAB Bankshares, Inc. Announces Third Quarter 2006 Earnings

VALDOSTA, Ga., Nov. 1, 2006 (PRIMEZONE) -- PAB Bankshares, Inc. (Nasdaq:PABK) today announced the Company's financial results for the third quarter and nine months ended September 30, 2006. The Company reported net income of $3.53 million, or $0.36 per diluted share, for the three months ended September 30, 2006, which was comparable to the $3.52 million, or $0.36 per diluted share, reported for the same period in 2005. The Company's earnings for the third quarter of 2006 were affected by an $181,000 after-tax loss on a securities transaction taken to reposition a portion of its investment securities portfolio for 2007.

"We are very pleased with the progress in our expansion plans, the sound asset quality of the Company's loan portfolio and the overall direction of our franchise," stated President and CEO M. Burke Welsh, Jr. "Since September 30, 2004, our total assets have increased 37% through the addition of several seasoned bankers. Over this two-year span, we have also experienced economic growth in our region and a favorable interest rate environment. We have been able to utilize this momentum to invest in opening new offices, hiring and training key personnel and improving our infrastructure for future opportunities," added Welsh. At September 30, 2006, the Company reported total assets of $1.1 billion, total loans of $806.6 million, and total deposits of $883.7 million representing increases of 10.6%, 10.3% and 12.2%, respectively, since September 30, 2005.

For the three months ended September 30, 2006, the Company's return on average assets ("ROA") was 1.31% and its return on average equity ("ROE") was 15.27%, compared to a 1.43% ROA and 16.12% ROE for the same period in 2005. The Company's net interest margin was 4.48% for the third quarter of 2006, a three basis point improvement compared to the 4.45% net interest margin in the third quarter of 2005. However, the spread between the average yield on the Company's earnings assets and the average rate paid for its interest-bearing funds decreased by six basis points to 3.94% for the quarter compared to a 4.00% spread recorded for the same period in 2005.

For the nine months ended September 30, 2006, the Company reported net income of $10.4 million, or $1.07 per diluted share, a 14% increase compared to $9.1 million, or $0.94 per diluted share, reported for the same period in 2005. The net income for the first nine months of 2006 resulted in a 15.43% ROE and a 1.32% ROA, both an improvement compared to a 14.43% ROE and a 1.31% ROA for the same period in 2005. The Company's net interest margin for the first nine months of 2006 was 4.55%, a 17 basis point improvement compared to the 4.38% net interest margin for the same period in 2005.

Conference Call

The Company will host a conference call and webcast to allow the public the opportunity to listen to management discuss the Company's quarterly results at 10:00 AM Eastern on Thursday, November 2, 2006. Members of the news media, investors and the general public are invited to access the live webcast of the conference call via the Company's website at www.pabbankshares.com. A link to the webcast is posted on the "Corporate Profile" page in the "Investor Relations" section of the Company's website. Participants may also access the live conference call by dialing (toll free) 877-407-0778 or (international) 201-689-8565. Shortly following the call and at any time for 60 days thereafter, listeners may access an archived version of the webcast at the "Investor Relations" section of the Company's website.

About PAB

The Company's sole operating subsidiary is The Park Avenue Bank. Both the Company and the Bank are headquartered in Valdosta, Georgia. The Bank is celebrating its 50th anniversary in 2006. In 1956, the Bank was established by Mr. James L. Dewar, Sr. in a small office at the corner of Park Avenue and Ashley Street in Valdosta. Currently, the Bank operates 18 branch offices and four loan production offices in 15 counties in Georgia and Florida. Additional information on the Bank's locations and the products and services offered by the Bank is available on the Internet at www.parkavebank.com. On November 1, 2005, the Company's common stock began trading on the NASDAQ National Market under the symbol PABK. The Company's common stock had previously traded on the American Stock Exchange under the symbol PAB since July 9, 1996. More information on the Company is available on the Internet at www.pabbankshares.com.

Note to Investors

Certain matters set forth in this news release are "forward-looking statements" within the meaning of the federal securities laws, including, without limitation, statements regarding our outlook on asset quality, projected growth, and branch expansion, and are based upon management's beliefs as well as assumptions made based on data currently available to management. When words like "anticipate", "believe", "intend", "plan", "expect", "estimate", "could", "should", "will" and similar expressions are used, you should consider them as identifying forward-looking statements. These forward-looking statements are not guarantees of future performance, and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ materially from those anticipated or expected in these forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) changes in the interest rate environment may reduce margins or the volumes or values of loans made by The Park Avenue Bank; (3) general economic conditions (both generally and in our markets) may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduction in demand for credit; (4) legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect the businesses in which we are engaged; (5) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than we can; (6) our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; (7) adverse changes may occur in the bond and equity markets; (8) war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; (9) restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; (10) economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and (11) the risk factors discussed from time to time in the Company's Periodic Reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to revise these statements following the date of this press release.

 PAB BANKSHARES, INC.
 SELECTED QUARTERLY FINANCIAL DATA

                                     Period Ended
                ------------------------------------------------------
                09/30/06    06/30/06   03/31/06   12/31/05   09/30/05
 ---------------------------------------------------------------------
                (Dollars in thousands except per share and other data)
 Summary of
  Operations:

 Interest
  income        $   20,173 $   19,306 $   17,848 $   16,940 $   15,783
 Interest
  expense            8,936      8,006      6,956      6,367      5,556
 ---------------------------------------------------------------------
   Net interest
    income          11,237     11,300     10,892     10,573     10,227
 ---------------------------------------------------------------------
 Provision for
  loan losses           --         --         --        300        275
 Other income        1,204      1,557      1,041      1,437      1,570
 Other expense       7,000      7,182      6,756      6,526      6,259
 ---------------------------------------------------------------------
   Income before
    income tax
    expense          5,441      5,675      5,177      5,184      5,263
 Income tax
  expense            1,908      2,083      1,865      1,856      1,744
 ---------------------------------------------------------------------
   Net income   $    3,533 $    3,592 $    3,312 $    3,328 $    3,519
 =====================================================================
 Net interest
  income on a
  tax-equivalent
  basis         $   11,378 $   11,422 $   10,975 $   10,648 $   10,284

 Per Share Ratios:
 Net income
  - basic       $     0.37 $     0.38 $     0.35 $     0.35 $     0.37
 Net income
  - diluted           0.36       0.37       0.34       0.34       0.36
 Dividends
  declared for
  period             0.140      0.135      0.125      0.125      0.120
 Dividend payout
  ratio              37.62%     35.70%     35.91%     35.56%     32.52%
 Book value at
  end of period $     9.84 $     9.36 $     9.35 $     9.19 $     9.15

 Common Share Data:
 Outstanding at
  period end     9,493,763  9,498,026  9,512,767  9,469,017  9,534,408
 Weighted average
  outstanding    9,500,742  9,511,395  9,484,570  9,502,842  9,530,712
 Diluted weighted
  average out-
  standing       9,684,451  9,722,097  9,712,633  9,707,068  9,709,819

 Selected Average
  Balances:

  Total assets  $1,070,920 $1,055,955 $1,035,348 $1,007,109 $  974,747
 Earning assets  1,007,917    994,173    975,699    948,882    916,001
 Loans             805,732    787,332    761,900    741,600    722,410
 Deposits          863,212    851,937    834,062    803,978    764,068
 Stockholders'
  equity            91,821     90,433     89,030     87,842     86,596

 Selected Period
  End Balances:

 Total assets   $1,095,836 $1,060,046 $1,059,167 $1,017,326 $  991,111
 Earning assets  1,032,261    994,386    998,639    957,918    932,491
 Loans             806,636    803,035    764,090    752,938    731,545
 Allowance for
  loan losses       10,686     10,903     11,186     11,079     10,768
 Deposits          883,701    856,778    855,224    815,681    787,664
 Stockholders'
  equity            93,440     88,917     88,974     87,001     87,208
 Tier 1
  regulatory
  capital           98,183     96,398     94,686     92,267     91,410

 Performance
  Ratios:

 Return on
  average assets      1.31%      1.36%      1.30%      1.31%      1.43%
 Return on
  average stock-
  holders'
  equity             15.27%     15.93%     15.08%     15.03%     16.12%
 Net interest
  margin              4.48%      4.61%      4.56%      4.45%      4.45%
 Efficiency
  ratio (ex-
  cluding the
  following
  items):            54.50%     55.37%     54.29%     53.70%     52.80%
   Securities
    gains
    (losses) in-
    cluded in
    other
    income      $     (278)$       (1)$     (430)       (10)        --
   Other gains
    (losses) in-
    cluded in
    other income        17          8          2        (57)        (1)

 Selected Asset
  Quality Factors:

 Nonaccrual
  loans         $    1,928 $      412 $    7,760 $    7,856 $    7,446
 Loans 90 days
  or more past
  due and still
  accruing              40         23         17          2         20
 Other impaired
  loans (troubled-
  debt restruc-
  turings)              --         --         --         --         --
 Other real
  estate and
  repossessions        813        976        212         42         38

 Asset Quality
  Ratios:

 Net charge-offs
  to average
  loans (annu-
  alized YTD)         0.07%      0.05%     -0.06%     -0.12%     -0.16%
 Nonperforming
  loans to total
  loans               0.24%      0.05%      1.02%      1.04%      1.02%
 Nonperforming
  assets to
  total assets        0.25%      0.13%      0.75%      0.78%      0.76%
 Allowance for
  loan losses to
  total loans         1.32%      1.36%      1.46%      1.47%      1.47%
 Allowance for
  loan losses to
  nonperforming
  loans             542.93%   2510.11%    143.82%    140.98%    144.22%

 Other Selected
  Ratios and
  Nonfinancial
  Data:

 Average loans
  to average
  earning assets     79.94%     79.19%     78.09%     78.16%     78.87%
 Average loans
  to average
  deposits           93.34%     92.42%     91.35%     92.24%     94.55%
 Average stock-
  holders' equity
  to average
  assets              8.57%      8.56%      8.60%      8.72%      8.88%
 Full-time
  equivalent
  employees            309        314        305        300        293
 Bank branch
  offices               17         17         17         17         17
 Bank loan
  production
  offices                5          5          4          4          3
 Bank ATMs              20         20         20         20         18

 PAB BANKSHARES, INC.
 SELECTED YEAR-TO-DATE FINANCIAL DATA

                                     Period Ended
                ------------------------------------------------------
                09/30/06    06/30/06   03/31/06   12/31/05   09/30/05
 ---------------------------------------------------------------------
                (Dollars in thousands except per share and other data)
 Summary of
  Operations:

 Interest
  income        $   57,327  $   37,154  $   17,848 $  59,371 $  42,431
 Interest
  expense           23,898      14,962       6,956    20,398    14,031
 ---------------------------------------------------------------------
  Net interest
   income           33,429      22,192      10,892    38,973    28,400
 ---------------------------------------------------------------------
 Provision for
  loan losses           --          --          --     1,189       889
 Other income        3,802       2,598       1,041     5,813     4,375
 Other expense      20,937      13,938       6,756    24,778    18,252
 ---------------------------------------------------------------------
   Income before
    income tax
    expense         16,294      10,852       5,177    18,819    13,634
 Income tax
  expense            5,856       3,948       1,865     6,366     4,510
 ---------------------------------------------------------------------
   Net income   $   10,438  $    6,904  $    3,312 $  12,453 $   9,124
 =====================================================================
 Net interest
  income on a
  tax-equivalent
  basis         $   33,775  $   22,397  $   10,975 $  39,195 $  28,547

 Per Share
  Ratios:

 Net income
  - basic       $     1.10  $     0.73  $     0.35 $    1.31 $    0.96
 Net income
  - diluted           1.07        0.71        0.34      1.28      0.94
 Dividends de-
  clared for the
  period             0.400       0.260       0.125     0.475     0.350
 Dividend payout
  ratio              36.41%      35.80%      35.91%    36.29%    36.55%

 Common Share
  Data:

 Weighted average
  outstanding    9,498,962   9,498,057   9,484,570 9,514,775 9,518,797
 Diluted weighted
  average out-
  standing       9,707,786   9,719,638   9,712,633 9,686,894 9,679,974

 Selected Average
  Balances:

 Total assets   $1,054,205  $1,045,708  $1,035,348 $ 948,457 $ 928,587
 Earning assets    992,719     984,994     975,699   890,336   870,607
 Loans             785,148     774,686     761,900   706,052   694,072
 Deposits          849,844     843,049     834,062   741,409   720,324
 Stockholders'
  equity            90,438      89,735      89,030    85,431    84,514

 Performance
  Ratios:

 Return on
  average assets      1.32%       1.33%       1.30%     1.31%     1.31%
 Return on average
  stockholders'
  equity             15.43%      15.51%      15.08%    14.58%    14.43%
 Net interest
  margin              4.55%       4.59%       4.56%     4.40%     4.38%
 Efficiency ratio
  (excluding the
  following items):  54.73%      54.84%      54.29%    54.94%    55.40%
   Securities
    gains (losses)
    included in
    other
    income      $     (708)  $    (430)  $    (430) $    (11) $     (1)
   Other gains
    (losses) in-
    cluded in
    other income        27          10           2       (79)      (23)

 Other Selected
  Ratios:

 Average loans
  to average
  earning assets     79.09%      78.65%      78.09%    79.30%    79.72%
 Average loans
  to average
  deposits           92.39%      91.89%      91.35%    95.23%    96.36%
 Average stock-
  holders' equity
  to average
  assets              8.58%       8.58%       8.60%     9.01%     9.10%

 PAB BANKSHARES, INC.
 LOAN AND DEPOSIT
 PORTFOLIO BY MARKET
 As of September 30, 2006

                       South     North
                       Georgia   Georgia   Florida
                       Market    Market    Market   Treasury   Total
                      ------------------------------------------------
 Loans                             (Dollars in Thousands)
 Commercial and
  financial           $ 35,375  $ 24,735  $    245  $     58  $ 60,413
 Agricultural
  (including loans
  secured by
  farmland)             39,475     4,247       994        --    44,716
 Real estate
  - Construction        80,561   180,667    35,765        33   297,026
 Real estate
  - commercial          79,586   145,419    23,027     5,554   253,586
 Real estate
  - residential        100,759    25,324     5,442     2,458   133,983
 Installment loans
  to individuals
  and others            15,819       928       101     1,363    18,211
                      ------------------------------------------------
                       351,575   381,320    65,574     9,466   807,935
 Deferred loan fees
  and unearned
  interest, net            (60)     (729)     (523)       13    (1,299)
                      ------------------------------------------------
 Total loans           351,515   380,591    65,051     9,479   806,636
 Allowance for
  loan losses           (4,494)   (4,783)     (871)     (538)  (10,686)
                      ------------------------------------------------
 Net Loans            $347,021  $375,808  $ 64,180  $  8,941  $795,950
                      ================================================
 Percent of Total        43.60%    47.22%     8.06%     1.12%   100.00%
                      ================================================
 Deposits
 Noninterest-
  bearing demand      $ 74,737  $ 13,131  $  6,405  $  6,430  $100,703
 Interest-bearing
  demand and
  savings              235,633    49,775    30,248       729   316,385
 Time                  252,571    65,852   105,687    42,503   466,613
                      ------------------------------------------------
 Total Deposits       $562,941  $128,758  $142,340  $ 49,662  $883,701
                      ================================================
 Percent of Total        63.70%    14.57%    16.11%     5.62%   100.00%
                      ================================================

 PAB BANKSHARES, INC.
 LOAN PORTFOLIO
 SUMMARY

 The amount of loans outstanding at the indicated dates is presented in the following table according to type of loan:

                                      Period Ended
                  ----------------------------------------------------
                  09/30/06   06/30/06   03/31/06   12/31/05   09/30/05
                  ----------------------------------------------------
                                  (Dollars In Thousands)
 Commercial and
  financial       $ 60,413   $ 53,185   $ 47,164   $ 50,860   $ 55,536
 Agricultural
  (including loans
  secured by
  farmland)         44,716     47,754     53,368     55,830     45,759
 Real estate
  - construction   297,026    304,387    290,863    268,629    257,522
 Real estate
  - commercial     253,586    251,966    229,236    231,601    206,910
 Real estate
  - residential    133,983    127,020    123,903    127,326    145,395
 Installment loans
  to individuals
  and other loans   18,211     19,966     20,836     20,380     22,239
                  --------   --------   --------   --------   --------
                   807,935    804,278    765,370    754,626    733,361
 Deferred loan
  fees and
  unearned
 interest, net      (1,299)    (1,243)    (1,279)    (1,688)    (1,816)
                  --------   --------   --------   --------   --------
 Total loans       806,636    803,035    764,091    752,938    731,545
 Allowance for
  loan losses      (10,686)   (10,903)   (11,186)   (11,079)   (10,768)
                  --------   --------   --------   --------   --------
 Net loans        $795,950   $792,132   $752,905   $741,859   $720,777
                  ========   ========   ========   ========   ========

 The percentage of loans outstanding at the indicated dates is presented in the following table according to type of loan:

                                      Period Ended
                  ----------------------------------------------------
                  09/30/06   06/30/06   03/31/06   12/31/05   09/30/05
                  ----------------------------------------------------
 Commercial and
  financial          7.49%     6.62%      6.17%      6.75%      7.59%
 Agricultural
  (including loans
  secured by
  farmland)          5.54%     5.95%      6.98%      7.41%      6.26%
 Real estate
  - construction    36.82%    37.89%     38.07%     35.68%     35.20%
 Real estate
  - commercial      31.44%    31.38%     30.00%     30.76%     28.28%
 Real estate
  - residential     16.61%    15.82%     16.22%     16.91%     19.88%
 Installment loans
  to individuals
  and other loans    2.26%     2.49%      2.73%      2.71%      3.04%
                   ------    ------     ------     ------     ------
                   100.16%   100.15%    100.17%    100.22%    100.25%
 Deferred loan
  fees and unearned
 interest, net      -0.16%    -0.15%     -0.17%     -0.22%     -0.25%
                   ------    ------     ------     ------     ------
 Total loans       100.00%   100.00%    100.00%    100.00%    100.00%
 Allowance for
  loan losses       -1.32%    -1.36%     -1.46%     -1.47%     -1.47%
                   ------    ------     ------     ------     ------
 Net loans          98.68%    98.64%     98.54%     98.53%     98.53%
                   ======    ======     ======     ======     ======

CONTACT:  PAB Bankshares, Inc.
          Donald J. "Jay" Torbert, Jr., Executive Vice-President
            & Chief Financial Officer
          (229) 241-2775, ext. 1717
          jayt@parkavebank.com